Exhibit 99.1
                            Computational Materials

SUBJECT TO REVISION
-------------------
COMPUTATIONAL MATERIALS DATED NOVEMBER 19, 2002
-----------------------------------------------


    ------------------------------------------------------------------------



                          $392,155,179 (Approximate)

                                [LOGO OMITTED]

                      VANDERBILT MORTGAGE & FINANCE, INC.

                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATED
                    PASS-THROUGH CERTIFICATES, SERIES 2002-C

                      VANDERBILT MORTGAGE & FINANCE, INC.
                               Seller & Servicer





                               November 19, 2002



    -----------------------------------------------------------------------

CREDIT  |  FIRST
SUISSE  |  BOSTON

                             BB&T

                                             BEAR
                                            STEARNS

                                                                      SUNTRUST

Vanderbilt Mortgage Finance, Inc.                               (LOGO Omitted)
Senior/Subordinate Pass-Through Certificates, Series 2002-C
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston Corporation.
===============================================================================

Disclaimer

By entering into a transaction with CSFB, you acknowledge that you have read and understood the following terms: CSFB is acting solely as an arm's length contractual counterparty and not as your financial adviser or fiduciary unless it has agreed to so act in writing. Before entering into any transaction you should ensure that you fully understand its potential risks and rewards and independently determine that it is appropriate for you given your objectives, experience, financial and operational resources, and other relevant circumstances. You should consult with such advisers, as you deem necessary to assist you in making these determinations. You should also understand that CSFB or its affiliates may provide banking, credit and other financial services to any company or issuer of securities or financial instruments referred to herein, underwrite, make a market in, have positions in, or otherwise buy and sell securities or financial instruments which may be identical or economically similar to any transaction entered into with you. If we make a market in any security or financial instrument, it should not be assumed that we will continue to do so. Any indicative terms provided to you are provided for your information and do not constitute an offer, a solicitation of an offer, or any advice or recommendation to conclude any transaction (whether on the indicative terms or otherwise). Any indicative price quotations, disclosure materials or analyses provided to you have been prepared on assumptions and parameters that reflect good faith determinations by us or that have been expressly specified by you and do not constitute advice by us. The assumptions and parameters used are not the only ones that might reasonably have been selected and therefore no guarantee is given as to the accuracy, completeness, or reasonableness of any such quotations, disclosure or analyses. No representation or warranty is made that any indicative performance or return indicated will be achieved in the future. None of the employees or agents of CSFB or its affiliates is authorized to amend or supplement the terms of this notice, other than in the form of a written instrument, duly executed by an appropriately authorized signatory and countersigned by you.

Attached is a term sheet describing the structure, collateral pool and certain aspects of the Certificates. The term sheet has been prepared by CSFB for informational purposes only and is subject to modification or change. The information and assumptions contained therein are preliminary and will be superseded by a prospectus and prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Neither Credit Suisse First Boston Corporation nor any of its respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet.

A Registration Statement (including a prospectus) relating to the Certificates has been filed with the Securities and Exchange Commission and declared effective. The final Prospectus and Prospectus Supplement relating to the securities will be filed with the Securities and Exchange Commission after the securities have been priced and all of the terms and information are finalized. This communication is not an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate. Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.





CREDIT  |  FIRST
SUISSE  |  BOSTON                                                            2

Vanderbilt Mortgage Finance, Inc.                                (LOGO Omitted)
Senior/Subordinated Pass-Through Certificates, Series 2002-C
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston Corporation.
===============================================================================



Offered Certificates


                          Class A-1    Class A-2    Class A-3   Class A-4   Class A-5    Class M-1   Class B-1   Class B-2
=============================================================================================================================
Amount:                  $102,511,000  $94,431,000  $52,005,000 $64,777,000 $20,588,000  $17,647,000 $14,706,000 $25,490,179
Type:                       Fixed         Fixed       Fixed        Fixed       Fixed       Fixed        Fixed       Fixed
Coupon:                     [TBD]%       [TBD]%       [TBD]%      [TBD]%      [TBD]%       [TBD]%      [TBD]%      [TBD]%
Approx. Price:              [TBD]%       [TBD]%       [TBD]%      [TBD]%      [TBD]%       [TBD]%      [TBD]%      [TBD]%
Yield (%):                  [TBD]%       [TBD]%       [TBD]%      [TBD]%      [TBD]%       [TBD]%      [TBD]%      [TBD]%
Spread (bps):               [TBD]         [TBD]       [TBD]        [TBD]       [TBD]       [TBD]        [TBD]       [TBD]
Avg Life                     1.00         3.00         5.00        8.66        11.51        8.53        6.03        9.98
(To Call):
Avg Life                     1.00         3.00         5.00        8.69        14.18        9.06        6.03        12.45
(To Mat):
1st Prin Pymt               12/02         12/04       01/07        02/09       06/14       12/07        12/07       02/10
(To Call):
Last Prin Pymt              12/04         01/07       02/09        06/14       06/14       06/14        02/10       06/14
(To Call):
Last Prin Pymt              12/04         01/07       02/09        04/15       11/19       11/19        02/10       01/32
(To Mat):
Stated Mat:                 12/09         03/15       06/18        08/24       12/32*      12/32*       12/16       12/32*
Expected Settlement:      12/3/2002     12/3/2002   12/3/2002    12/3/2002   12/3/2002   12/3/2002    12/3/2002   12/3/2002
Payment Delay:              6 days       6 days       6 days      6 days      6 days       6 days      6 days      6 days
Interest Payment            30/360       30/360       30/360      30/360      30/360       30/360      30/360      30/360
Basis:
Dated Date:                11/1/02       11/1/02     11/1/02      11/1/02     11/1/02     11/1/02      11/1/02     11/1/02
Ratings                    Aaa/AAA       Aaa/AAA     Aaa/AAA      Aaa/AAA     Aa2/AA        A2/A      Baa2/BBB    Baa2/BBB
(Moody's/S&P):
Pricing Date:                TBD           TBD         TBD          TBD         TBD         TBD          TBD         TBD
Prepayment Speed:          225% MHP     225% MHP     225% MHP    225% MHP    225% MHP     225% MHP    225% MHP    225% MHP

=============================================================================================================================

*Longest dated contract maturity






CREDIT  |  FIRST
SUISSE  |  BOSTON                                                                                                       3

Vanderbilt Mortgage Finance, Inc.                               (LOGO Omitted)
Senior/Subordinated Pass-Through Certificates, Series 2002-C
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston Corporation.
===============================================================================




Summary of Terms

 Title of Securities:                  Vanderbilt Mortgage and Finance, Inc. Manufactured Housing Contract,
                                       Senior/Subordinate Pass-Through Certificates, Series 2002-C

                                       Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class M-1, Class B-1, and
                                       Class B-2 fixed rate certificates

 Seller:                               Vanderbilt Mortgage and Finance, Inc.

 Servicer:                             Vanderbilt Mortgage and Finance, Inc.

 Underwriters:                         Credit Suisse First Boston Corporation (Lead)
                                       BB&T Capital Markets(Co-Manager)
                                       Bear Stearns & Co., Inc.(Co-Manager)
                                       SunTrust Capital Markets, Inc. (Co-Manager)

 Trustee:                              JP Morgan Chase Bank

 Collateral:                           Fixed rate manufactured housing contracts and loans

 Credit Enhancement:                   |  |     Excess interest
                                       |  |     Subordination
                                       |  |     Limited Guaranty of Clayton Homes, Inc. (Class B-2 only)

 Excess Interest:                      Excess interest cashflows will be available as credit enhancement.

 Subordination:                        -------------------------------------------------------------
                                                             Ratings (M/S&P)       Subordination
                                       -------------------------------------------------------------
                                       Class A-1-->A-4           Aaa/AAA              20.00%
                                       Class A-5                  Aa2/AA              14.75%
                                       Class M-1                   A2/A               10.25%
                                       Class B-1                 Baa2/BBB              6.50%
                                       Class B-2                 Baa2/BBB
                                       -------------------------------------------------------------

 Class Size:                           -------------------------------------------------------------
                                                              Ratings (M/S&P)       Class Size
                                       -------------------------------------------------------------
                                       Class A-1-->A-4           Aaa/AAA              80.00%
                                       Class A-5                  Aa2/AA               5.25%
                                       Class M-1                   A2/A                4.50%
                                       Class B-1                 Baa2/BBB              3.75%
                                       Class B-2                 Baa2/BBB              6.50%
                                       -------------------------------------------------------------


CREDIT  |  FIRST
SUISSE  |  BOSTON                                                                                                               4

Vanderbilt Mortgage Finance, Inc.                               (LOGO OMITTED)
Senior/Subordinated Pass-Through Certificates, Series 2002-C
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston Corporation.
===============================================================================




 Total Size:                           $392,155,179 (approximate)

 Collateral Description:               Initial collateral with an aggregate principal balance of $392,155,179.98 will be transferred to the trust on the Closing Date.

 Maximum Rate                          Remittance rates on the A-1, A-2, A-3, A-4, A-5, M-1, B-1 and B-2 Certificates are
                                       subject to a maximum rate equal to (a) the weighted average contract rate of the contracts less (b) if Vanderbilt is no longer the servicer, the servicing fee of
                                       1.25%.

 Servicing Fee:                        For as long as Vanderbilt is the servicer, the servicing fee of 1.25% per annum is subordinate to the Offered Certificates on a monthly basis.

 Cleanup Call:                         The Seller may call the Certificates at par plus accrued interest after the remaining pool balance is less than 10% of the Cut-off-Date pool principal balance.

 Remittance Date:                      The 7th day of each month or, if such day is not a business day, the next succeeding business day, beginning in December 2002.

 Interest Accrual:                     All classes' interest will accrue from the 1st day of the preceding month until the
                                       30th day of the preceding month. Interest is calculated using a 30/360 day count.

 ERISA Considerations:                 All classes of certificates are expected to be ERISA eligible. However, investors should consult with their counsel with respect to the consequences under ERISA and the Code of the Plan's acquisition and ownership of such Certificates.

 Prospectus:                           The Certificates are being offered pursuant to a Prospectus which includes a
                                       Prospectus Supplement (together, the "Prospectus"). Complete information with respect to the Certificates and the Collateral is contained in the Prospectus.
                                       The foregoing is qualified in its entirety by the information appearing in the
                                       Prospectus, the Prospectus shall govern in all respects. Sales of the
                                       Certificates may not be consummated unless the purchaser has received the
                                       Prospectus.




CREDIT  |  FIRST
SUISSE  |  BOSTON                                                                                                               5

Vanderbilt Mortgage Finance, Inc.                              (LOGO Omitted)
Senior/Subordinated Pass-Through Certificates, Series 2002-C
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston Corporation.
===============================================================================

Cashflow Priority

CLASS M-1 AND CLASS B PRINCIPAL DISTRIBUTION TESTS ARE MET:

1. Current interest and any previously unreimbursed interest to Classes A-1 through A-4;

2. The Class A percentage of the Formula Principal Distribution Amount sequentially to Classes A-1, A-2, A-3, and A-4 until such class is reduced to zero;

3. Current interest and any previously unreimbursed interest to Class A-5 Certificates;

4. Remaining Class A percentage of the Formula Principal Distribution Amount to Class A-5 until such class is reduced to zero;

5. Current interest and any previously unreimbursed interest to Class M-1 Certificates;

6. Mezzanine percentage of the Formula Principal Distribution Amount to Class M-1 until such class is reduced to zero;

7. Current interest and any previously unreimbursed interest to Class B-1 Certificates;

8. Class B percentage of the Formula Principal Distribution Amount to Class B-1 until such class is reduced to zero;

9. Current interest and any previously unreimbursed interest to Class B-2 Certificates;

10. Remaining Formula Principal Distribution Amount to Class B-2 until such class is reduced to zero;

11. The amount of any principal reimbursement to Clayton Homes for Enhancement Payments with respect to the Class B-2 Certificates which remains unpaid after giving effect to the distribution described above;

12. As long as Vanderbilt is the Servicer, any remainder up to the amount equal to 1/12th of the product of 1.25% and the pool scheduled principal balance to the Servicer;

13.  Any remainder to the Class R Certificates.


               -------------------------------------------------------------------------------
                CLASS A-1       CLASS A-2        CLASS A-3        CLASS A-4        CLASS A-5
                (Aaa/AAA)       (Aaa/AAA)        (Aaa/AAA)        (Aaa/AAA)         (Aa2/AA)
               -------------------------------------------------------------------------------
                                                               CLASS M-1 (A2/A)
                    5-YEAR LOCKOUT              ----------------------------------------------
                                                         CLASS B-1        CLASS B-2
                                                         (Baa2/BBB)       (Baa2/BBB)
               -------------------------------------------------------------------------------




CREDIT  |  FIRST
SUISSE  |  BOSTON                                                                                                               6


Vanderbilt Mortgage Finance, Inc.                               (LOGO Omitted)
Senior/Subordinated Pass-Through Certificates, Series 2002-C
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston Corporation.
===============================================================================

Cashflow Priority

CLASS M-1 AND CLASS B PRINCIPAL DISTRIBUTION TESTS ARE NOT MET:
                                                       ---

1. Current interest and any previously unreimbursed interest to Classes A-1 through A-4;

2. 100% of the Formula Principal Distribution Amount sequentially to Classes A-1, A-2, A-3, and A-4 until such class is reduced to zero;

3. Current interest and any previously unreimbursed interest to Class A-5 Certificates;

4. 100% of remaining formula principal payments to Class A-5 until such Class is reduced to zero;

5. Current interest and any previously unreimbursed interest to Class M-1 Certificates;

6. 100% of remaining formula principal payments to Class M-1 until such Class is reduced to zero;

7. Current interest and any previously unreimbursed interest to Class B-1 Certificates;

8. 100% of remaining formula principal payments to Class B-1 until such Class is reduced to zero;

9. Current interest and any previously unreimbursed interest to Class B-2 Certificates;

10. 100% of remaining formula principal payments to Class B-2 until such Class is reduced to zero;

11. The amount of any principal reimbursement to Clayton Homes for Enhancement Payments with respect to the Class B-2 Certificates which remains unpaid after giving effect to the distribution described above;

12. So long as Vanderbilt is the Servicer, any remainder up to the amount equal to 1/12th of the product of 1.25% and the pool scheduled principal balance to the Servicer;

13.  Any remainder to the Class R Certificates.



-------------------------------------------------------------------------------------------------------------------------
CLASS A-1       CLASS A-2       CLASS A-3       CLASS A-4       CLASS A-5      CLASS M-1       CLASS B-1       CLASS B-2
(Aaa/AAA)       (Aaa/AAA)       (Aaa/AAA)       (Aaa/AAA)       (Aa2/AA)        (A2/A)        (Baa2/BBB)      (Baa2/BBB)
-------------------------------------------------------------------------------------------------------------------------


THE CLASS M-1 AND CLASS B PRINCIPAL DISTRIBUTION TESTS ARE MET IF:

1.   Remittance Date is on or after December 2007

2. Class M-1 Percentage plus Class B Percentage is at least approximately 25.8125% (which is 1.75 times the sum of the original Class M-1 Percentage and the original Class B Percentage).

3. Cumulative Realized Losses do not exceed [7]% for year 2007, [8]% for year 2008, and [9]% for year 2009 and beyond of the Original Principal Balance of the Contracts

4.   Current Realized Loss Ratio does not exceed [2.75]%

5.   Average 60 Day Delinquency Ratio does not exceed [5]%

6. Class B-2 Principal Balance must not be less than $7,843,103 (which represents approximately 2% of the Total Original Principal Balance).


Further Information:     Please call the ABS trading desk at (212) 325-2747,
                         John Herbert at (212) 325-2412, Susan Menkhaus at
                         (212) 325-3475, Brian Culang at (212) 325-0783, or
                         Jesse Sable at (212) 325-1504.


CREDIT  |  FIRST
SUISSE  |  BOSTON                                                             7

Vanderbilt Mortgage Finance, Inc.                              (LOGO Omitted)
Senior/Subordinated Pass-Through Certificates, Series 2002-C
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston Corporation.
===============================================================================


Sensitivity Analysis

Class A-1 Price/Yield Table
-----------------------------------------------------------------------------------------------------------------------
Balance             $102,511,000.00       Delay               6
Coupon              2.41                  Dated               11/1/2002
Settle              12/3/2002             First Payment       12/7/2002
-----------------------------------------------------------------------------------------------------------------------


Price                      175 MHP              200 MHP             225 MHP             250 MHP             275 MHP

-----------------------------------------------------------------------------------------------------------------------
99.750000                   2.602                2.620               2.638               2.656               2.674
99.765625                   2.589                2.605               2.622               2.639               2.655
99.781250                   2.576                2.591               2.606               2.621               2.637
99.796875                   2.562                2.576               2.590               2.604               2.618
99.812500                   2.549                2.561               2.574               2.586               2.599
99.828125                   2.535                2.546               2.558               2.569               2.580
99.843750                   2.522                2.532               2.541               2.551               2.561
99.859375                   2.508                2.517               2.525               2.534               2.543
99.875000                   2.495                2.502               2.509               2.517               2.524
99.890625                   2.482                2.487               2.493               2.499               2.505
99.906250                   2.468                2.473               2.477               2.482               2.486
99.921875                   2.455                2.458               2.461               2.464               2.468
99.937500                   2.441                2.443               2.445               2.447               2.449
99.953125                   2.428                2.428               2.429               2.430               2.430
99.968750                   2.414                2.414               2.413               2.412               2.411
99.984375                   2.401                2.399               2.397               2.395               2.393
100.000000                  2.388                2.384               2.381               2.377               2.374
100.015625                  2.374                2.370               2.365               2.360               2.355
100.031250                  2.361                2.355               2.349               2.343               2.337
100.046875                  2.348                2.340               2.333               2.325               2.318
100.062500                  2.334                2.325               2.317               2.308               2.299
100.078125                  2.321                2.311               2.301               2.291               2.280
100.093750                  2.307                2.296               2.285               2.273               2.262
100.109375                  2.294                2.281               2.269               2.256               2.243
100.125000                  2.281                2.267               2.253               2.239               2.224
100.140625                  2.267                2.252               2.237               2.221               2.206
100.156250                  2.254                2.237               2.221               2.204               2.187
100.171875                  2.241                2.223               2.205               2.187               2.168
100.187500                  2.227                2.208               2.189               2.169               2.150
100.203125                  2.214                2.193               2.173               2.152               2.131
100.218750                  2.201                2.179               2.157               2.135               2.112
100.234375                  2.187                2.164               2.141               2.117               2.094
100.250000                  2.174                2.149               2.125               2.100               2.075

------------------------------------------------------------------------------------------------------------------------
WAL (to Call)                1.20                 1.09                1.00                0.92                0.85
Principal Window        Dec02 - Apr05        Dec02 - Feb05       Dec02 - Dec04       Dec02 - Oct04       Dec02 - Aug04
------------------------------------------------------------------------------------------------------------------------

CREDIT  |  FIRST
SUISSE  |  BOSTON                                                                                                               8



Vanderbilt Mortgage Finance, Inc.                              (LOGO Omitted)
Senior/Subordinated Pass-Through Certificates, Series 2002-C
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston Corporation.
===============================================================================



Sensitivity Analysis

Class A-2 Price/Yield Table
-----------------------------------------------------------------------------------------------------------------------
Balance             $94,431,000.00        Delay               6
Coupon              3.75                  Dated               11/1/2002
Settle              12/3/2002             First Payment       12/7/2002
-----------------------------------------------------------------------------------------------------------------------


Price                      175 MHP              200 MHP             225 MHP             250 MHP             275 MHP

-----------------------------------------------------------------------------------------------------------------------
99.750000                   3.836                3.841               3.847               3.852               3.858
99.765625                   3.831                3.836               3.841               3.846               3.851
99.781250                   3.827                3.831               3.836               3.840               3.845
99.796875                   3.822                3.826               3.830               3.834               3.838
99.812500                   3.817                3.821               3.824               3.828               3.832
99.828125                   3.812                3.816               3.819               3.822               3.825
99.843750                   3.808                3.810               3.813               3.816               3.818
99.859375                   3.803                3.805               3.807               3.810               3.812
99.875000                   3.798                3.800               3.802               3.804               3.805
99.890625                   3.794                3.795               3.796               3.798               3.799
99.906250                   3.789                3.790               3.791               3.792               3.792
99.921875                   3.784                3.785               3.785               3.785               3.786
99.937500                   3.779                3.779               3.779               3.779               3.779
99.953125                   3.775                3.774               3.774               3.773               3.773
99.968750                   3.770                3.769               3.768               3.767               3.766
99.984375                   3.765                3.764               3.763               3.761               3.760
100.000000                  3.761                3.759               3.757               3.755               3.753
100.015625                  3.756                3.754               3.751               3.749               3.747
100.031250                  3.751                3.748               3.746               3.743               3.740
100.046875                  3.746                3.743               3.740               3.737               3.734
100.062500                  3.742                3.738               3.735               3.731               3.727
100.078125                  3.737                3.733               3.729               3.725               3.721
100.093750                  3.732                3.728               3.723               3.719               3.714
100.109375                  3.727                3.723               3.718               3.713               3.708
100.125000                  3.723                3.717               3.712               3.707               3.701
100.140625                  3.718                3.712               3.707               3.701               3.695
100.156250                  3.713                3.707               3.701               3.695                3.69
100.171875                  3.709                3.702               3.695               3.689               3.682
100.187500                  3.704                3.697               3.690               3.683               3.675
100.203125                  3.699                3.692               3.684               3.677               3.669
100.218750                  3.695                3.687               3.679               3.670               3.662
100.234375                  3.690                3.681               3.673               3.664               3.656
100.250000                  3.685                3.676               3.667               3.658               3.649

------------------------------------------------------------------------------------------------------------------------
WAL (to Call)                3.61                 3.28                3.00                2.77                2.57
Principal Window        Apr05 - Dec07        Feb05 - Jun07       Dec04 - Jan07       Oct04 - Oct06       Aug04 - Jun06
------------------------------------------------------------------------------------------------------------------------


CREDIT  |  FIRST
SUISSE  |  BOSTON                                                                                                              9



Vanderbilt Mortgage Finance, Inc.                              (LOGO Omitted)
Senior/Subordinated Pass-Through Certificates, Series 2002-C
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston Corporation.
===============================================================================


Sensitivity Analysis

Class A-3 Price/Yield Table
------------------------------------------------------------------------------------------------------------------------
Balance             $52,005,000.00        Delay               6
Coupon              4.74                  Dated               11/1/2002
Settle              12/3/2002             First Payment       12/7/2002
------------------------------------------------------------------------------------------------------------------------

Price                      175 MHP              200 MHP             225 MHP             250 MHP             275 MHP

------------------------------------------------------------------------------------------------------------------------
99.750000                   4.819                4.823               4.826               4.830               4.833
99.765625                   4.816                4.820               4.823               4.826               4.829
99.781250                   4.813                4.816               4.819               4.822               4.825
99.796875                   4.810                4.813               4.816               4.818               4.820
99.812500                   4.807                4.810               4.812               4.814               4.816
99.828125                   4.805                4.806               4.808               4.810               4.812
99.843750                   4.802                4.803               4.805               4.806               4.808
99.859375                   4.799                4.800               4.801               4.802               4.804
99.875000                   4.796                4.797               4.798               4.799               4.799
99.890625                   4.793                4.793               4.794               4.795               4.795
99.906250                   4.790                4.790               4.790               4.791               4.791
99.921875                   4.787                4.787               4.787               4.787               4.787
99.937500                   4.784                4.784               4.783               4.783               4.783
99.953125                   4.781                4.780               4.780               4.779               4.778
99.968750                   4.778                4.777               4.776               4.775               4.774
99.984375                   4.775                4.774               4.772               4.771               4.770
100.000000                  4.772                4.771               4.769               4.767               4.766
100.015625                  4.769                4.767               4.765               4.763               4.762
100.031250                  4.766                4.764               4.762               4.759               4.757
100.046875                  4.763                4.761               4.758               4.756               4.753
100.062500                  4.760                4.758               4.755               4.752               4.749
100.078125                  4.757                4.754               4.751               4.748               4.745
100.093750                  4.755                4.751               4.747               4.744               4.741
100.109375                  4.752                4.748               4.744               4.740               4.736
100.125000                  4.749                4.744               4.740               4.736               4.732
100.140625                  4.746                4.741               4.737               4.732               4.728
100.156250                  4.743                4.738               4.733               4.728                4.72
100.171875                  4.740                4.735               4.729               4.724               4.720
100.187500                  4.737                4.731               4.726               4.720               4.715
100.203125                  4.734                4.728               4.722               4.717               4.711
100.218750                  4.731                4.725               4.719               4.713               4.707
100.234375                  4.728                4.722               4.715               4.709               4.703
100.250000                  4.725                4.718               4.712               4.705               4.699

------------------------------------------------------------------------------------------------------------------------
WAL (to Call)                6.28                 5.58                5.00                4.54                4.19
Principal Window        Dec07 - Sep10        Jun07 - Nov09       Jan07 - Feb09       Oct06 - Jun08       Jun06 - Nov07
------------------------------------------------------------------------------------------------------------------------

CREDIT  |  FIRST
SUISSE  |  BOSTON                                                                                                              10


Vanderbilt Mortgage Finance, Inc.                              (LOGO Omitted)
Senior/Subordinated Pass-Through Certificates, Series 2002-C
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston Corporation.
===============================================================================


Sensitivity Analysis

Class A-4 Price/Yield Table
------------------------------------------------------------------------------------------------------------------------
Balance             $64,777,000.00        Delay               6
Coupon              5.93                  Dated               11/1/2002
Settle              12/3/2002             First Payment       12/7/2002
------------------------------------------------------------------------------------------------------------------------

Pricing Speed              175 MHP              200 MHP             225 MHP             250 MHP             275 MHP

------------------------------------------------------------------------------------------------------------------------
99.750000                   6.024                6.025               6.027               6.029               6.031
99.765625                   6.022                6.023               6.024               6.026               6.028
99.781250                   6.020                6.021               6.022               6.023               6.025
99.796875                   6.018                6.019               6.020               6.021               6.022
99.812500                   6.016                6.016               6.017               6.018               6.020
99.828125                   6.013                6.014               6.015               6.016               6.017
99.843750                   6.011                6.012               6.012               6.013               6.014
99.859375                   6.009                6.010               6.010               6.011               6.011
99.875000                   6.007                6.007               6.008               6.008               6.008
99.890625                   6.005                6.005               6.005               6.005               6.006
99.906250                   6.003                6.003               6.003               6.003               6.003
99.921875                   6.001                6.001               6.001               6.000               6.000
99.937500                   5.999                5.999               5.998               5.998               5.997
99.953125                   5.997                5.996               5.996               5.995               5.994
99.968750                   5.995                5.994               5.993               5.993               5.992
99.984375                   5.993                5.992               5.991               5.990               5.989
100.000000                  5.991                5.990               5.989               5.987               5.986
100.015625                  5.989                5.987               5.986               5.985               5.983
100.031250                  5.986                5.985               5.984               5.982               5.981
100.046875                  5.984                5.983               5.981               5.980               5.978
100.062500                  5.982                5.981               5.979               5.977               5.975
100.078125                  5.980                5.979               5.977               5.975               5.972
100.093750                  5.978                5.976               5.974               5.972               5.969
100.109375                  5.976                5.974               5.972               5.970               5.967
100.125000                  5.974                5.972               5.970               5.967               5.964
100.140625                  5.972                5.970               5.967               5.964               5.961
100.156250                  5.970                5.968               5.965               5.962               5.96
100.171875                  5.968                5.965               5.962               5.959               5.956
100.187500                  5.966                5.963               5.960               5.957               5.953
100.203125                  5.964                5.961               5.958               5.954               5.950
100.218750                  5.962                5.959               5.955               5.952               5.947
100.234375                  5.960                5.956               5.953               5.949               5.945
100.250000                  5.957                5.954               5.951               5.946               5.942


------------------------------------------------------------------------------------------------------------------------
WAL (to Call)               10.42                 9.51                8.66                7.87                7.13
Principal Window        Sep10 - Jan16        Nov09 - Apr15       Feb09 - Jun14       Jun08 - Oct13       Nov07 - Jan13
------------------------------------------------------------------------------------------------------------------------



CREDIT  |  FIRST
SUISSE  |  BOSTON                                                                                                              11


Vanderbilt Mortgage Finance, Inc.                               (LOGO Omitted)
Senior/Subordinated Pass-Through Certificates, Series 2002-C
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston Corporation.
==============================================================================


Sensitivity Analysis

Class A-5 Price/Yield Table
------------------------------------------------------------------------------------------------------------------------
Balance             $20,588,000.00        Delay               6
Coupon              6.91                  Dated               11/1/2002
Settle              12/3/2002             First Payment       12/7/2002
------------------------------------------------------------------------------------------------------------------------

Price                      175 MHP              200 MHP             225 MHP             250 MHP             275 MHP

------------------------------------------------------------------------------------------------------------------------
99.750000                   7.026                7.027               7.028               7.028               7.029
99.765625                   7.024                7.025               7.026               7.026               7.027
99.781250                   7.023                7.023               7.024               7.024               7.025
99.796875                   7.021                7.021               7.022               7.022               7.023
99.812500                   7.019                7.019               7.020               7.020               7.020
99.828125                   7.017                7.017               7.018               7.018               7.018
99.843750                   7.015                7.015               7.016               7.016               7.016
99.859375                   7.013                7.013               7.014               7.014               7.014
99.875000                   7.011                7.011               7.011               7.012               7.012
99.890625                   7.010                7.009               7.009               7.009               7.009
99.906250                   7.008                7.008               7.007               7.007               7.007
99.921875                   7.006                7.006               7.005               7.005               7.005
99.937500                   7.004                7.004               7.003               7.003               7.003
99.953125                   7.002                7.002               7.001               7.001               7.001
99.968750                   7.000                7.000               6.999               6.999               6.998
99.984375                   6.998                6.998               6.997               6.997               6.996
100.000000                  6.996                6.996               6.995               6.995               6.994
100.015625                  6.995                6.994               6.993               6.993               6.992
100.031250                  6.993                6.992               6.991               6.990               6.989
100.046875                  6.991                6.990               6.989               6.988               6.987
100.062500                  6.989                6.988               6.987               6.986               6.985
100.078125                  6.987                6.986               6.985               6.984               6.983
100.093750                  6.985                6.984               6.983               6.982               6.981
100.109375                  6.983                6.982               6.981               6.980               6.978
100.125000                  6.982                6.980               6.979               6.978               6.976
100.140625                  6.980                6.979               6.977               6.976               6.974
100.156250                  6.978                6.977               6.975               6.974                6.97
100.171875                  6.976                6.975               6.973               6.972               6.970
100.187500                  6.974                6.973               6.971               6.969               6.967
100.203125                  6.972                6.971               6.969               6.967               6.965
100.218750                  6.970                6.969               6.967               6.965               6.963
100.234375                  6.968                6.967               6.965               6.963               6.961
100.250000                  6.967                6.965               6.963               6.961               6.959

------------------------------------------------------------------------------------------------------------------------
WAL                         13.09                12.34               11.51               10.84               10.09
Principal Window        Jan16 - Jan16        Apr15 - Apr15       Jun14 - Jun14       Oct13 - Oct13       Jan13 - Jan13
------------------------------------------------------------------------------------------------------------------------


CREDIT  |  FIRST
SUISSE  |  BOSTON                                                                                                              12


Vanderbilt Mortgage Finance, Inc.                              (LOGO Omitted)
Senior/Subordinated Pass-Through Certificates, Series 2002-C
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston Corporation.
===============================================================================



Sensitivity Analysis

Class M-1 Price/Yield Table
------------------------------------------------------------------------------------------------------------------------
Balance             $17,647,000.00        Delay               6
Coupon              7.27                  Dated               11/1/2002
Settle              12/3/2002             First Payment       12/7/2002
------------------------------------------------------------------------------------------------------------------------

Price                      175 MHP              200 MHP             225 MHP             250 MHP             275 MHP

------------------------------------------------------------------------------------------------------------------------
99.750000                   7.401                7.402               7.402               7.403               7.403
99.765625                   7.399                7.399               7.400               7.400               7.401
99.781250                   7.396                7.397               7.397               7.397               7.398
99.796875                   7.394                7.394               7.395               7.395               7.395
99.812500                   7.391                7.392               7.392               7.392               7.392
99.828125                   7.389                7.389               7.389               7.390               7.390
99.843750                   7.386                7.387               7.387               7.387               7.387
99.859375                   7.384                7.384               7.384               7.384               7.384
99.875000                   7.382                7.382               7.382               7.382               7.382
99.890625                   7.379                7.379               7.379               7.379               7.379
99.906250                   7.377                7.377               7.376               7.376               7.376
99.921875                   7.374                7.374               7.374               7.374               7.373
99.937500                   7.372                7.372               7.371               7.371               7.371
99.953125                   7.369                7.369               7.369               7.368               7.368
99.968750                   7.367                7.367               7.366               7.366               7.365
99.984375                   7.364                7.364               7.364               7.363               7.363
100.000000                  7.362                7.362               7.361               7.360               7.360
100.015625                  7.360                7.359               7.358               7.358               7.357
100.031250                  7.357                7.356               7.356               7.355               7.355
100.046875                  7.355                7.354               7.353               7.353               7.352
100.062500                  7.352                7.351               7.351               7.350               7.349
100.078125                  7.350                7.349               7.348               7.347               7.346
100.093750                  7.347                7.346               7.346               7.345               7.344
100.109375                  7.345                7.344               7.343               7.342               7.341
100.125000                  7.342                7.341               7.340               7.339               7.338
100.140625                  7.340                7.339               7.338               7.337               7.336
100.156250                  7.338                7.336               7.335               7.334               7.33
100.171875                  7.335                7.334               7.333               7.331               7.330
100.187500                  7.333                7.331               7.330               7.329               7.327
100.203125                  7.330                7.329               7.328               7.326               7.325
100.218750                  7.328                7.326               7.325               7.324               7.322
100.234375                  7.325                7.324               7.322               7.321               7.319
100.250000                  7.323                7.321               7.320               7.318               7.317

------------------------------------------------------------------------------------------------------------------------
WAL (to Call)                9.25                 8.89                8.53                8.23                7.91
Principal Window        Dec07 - Jan16        Dec07 - Apr15       Dec07 - Jun14       Dec07 - Oct13       Dec07 - Jan13
------------------------------------------------------------------------------------------------------------------------


CREDIT  |  FIRST
SUISSE  |  BOSTON                                                                                                              13


Vanderbilt Mortgage Finance, Inc.                              (LOGO Omitted)
Senior/Subordinated Pass-Through Certificates, Series 2002-C
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston Corporation.
===============================================================================


Sensitivity Analysis

Class B-1 Price/Yield Table
------------------------------------------------------------------------------------------------------------------------
Balance             $14,706,000.00        Delay               6
Coupon              7.75                  Dated               11/1/2002
Settle              12/3/2002             First Payment       12/7/2002
------------------------------------------------------------------------------------------------------------------------

Price                      175 MHP              200 MHP             225 MHP             250 MHP             275 MHP

------------------------------------------------------------------------------------------------------------------------
99.750000                   7.902                7.902               7.902               7.902               7.903
99.765625                   7.898                7.899               7.899               7.899               7.899
99.781250                   7.895                7.895               7.895               7.896               7.896
99.796875                   7.892                7.892               7.892               7.892               7.892
99.812500                   7.888                7.889               7.889               7.889               7.889
99.828125                   7.885                7.885               7.885               7.885               7.886
99.843750                   7.882                7.882               7.882               7.882               7.882
99.859375                   7.879                7.879               7.879               7.879               7.879
99.875000                   7.875                7.875               7.875               7.875               7.875
99.890625                   7.872                7.872               7.872               7.872               7.872
99.906250                   7.869                7.869               7.869               7.868               7.868
99.921875                   7.865                7.865               7.865               7.865               7.865
99.937500                   7.862                7.862               7.862               7.862               7.862
99.953125                   7.859                7.859               7.858               7.858               7.858
99.968750                   7.856                7.855               7.855               7.855               7.855
99.984375                   7.852                7.852               7.852               7.851               7.851
100.000000                  7.849                7.849               7.848               7.848               7.848
100.015625                  7.846                7.845               7.845               7.845               7.844
100.031250                  7.843                7.842               7.842               7.841               7.841
100.046875                  7.839                7.839               7.838               7.838               7.838
100.062500                  7.836                7.835               7.835               7.834               7.834
100.078125                  7.833                7.832               7.832               7.831               7.831
100.093750                  7.829                7.829               7.828               7.828               7.827
100.109375                  7.826                7.825               7.825               7.824               7.824
100.125000                  7.823                7.822               7.821               7.821               7.820
100.140625                  7.820                7.819               7.818               7.818               7.817
100.156250                  7.816                7.816               7.815               7.814               7.81
100.171875                  7.813                7.812               7.811               7.811               7.810
100.187500                  7.810                7.809               7.808               7.807               7.807
100.203125                  7.807                7.806               7.805               7.804               7.803
100.218750                  7.803                7.802               7.801               7.801               7.800
100.234375                  7.800                7.799               7.798               7.797               7.796
100.250000                  7.797                7.796               7.795               7.794               7.793

------------------------------------------------------------------------------------------------------------------------
WAL                          6.23                 6.12                6.03                5.94                5.87
Principal Window        Dec07 - Jul10        Dec07 - May10       Dec07 - Feb10       Dec07 - Dec09       Dec07 - Nov09
------------------------------------------------------------------------------------------------------------------------


CREDIT  |  FIRST
SUISSE  |  BOSTON                                                                                                              14


Vanderbilt Mortgage Finance, Inc.                              (LOGO Omitted)
Senior/Subordinated Pass-Through Certificates, Series 2002-C
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston Corporation.
===============================================================================



Sensitivity Analysis

Class B-2 Price/Yield Table
------------------------------------------------------------------------------------------------------------------------
Balance             $25,490,179.00        Delay               6
Coupon              8.5                   Dated               11/1/2002
Settle              12/3/2002             First Payment       12/7/2002
------------------------------------------------------------------------------------------------------------------------

Price                      175 MHP              200 MHP             225 MHP             250 MHP             275 MHP

------------------------------------------------------------------------------------------------------------------------
99.750000                   8.668                8.668               8.669               8.669               8.670
99.765625                   8.666                8.666               8.666               8.667               8.667
99.781250                   8.663                8.664               8.664               8.664               8.665
99.796875                   8.661                8.661               8.661               8.662               8.662
99.812500                   8.659                8.659               8.659               8.659               8.659
99.828125                   8.656                8.656               8.657               8.657               8.657
99.843750                   8.654                8.654               8.654               8.654               8.654
99.859375                   8.652                8.652               8.652               8.652               8.652
99.875000                   8.649                8.649               8.649               8.649               8.649
99.890625                   8.647                8.647               8.647               8.647               8.647
99.906250                   8.645                8.645               8.644               8.644               8.644
99.921875                   8.643                8.642               8.642               8.642               8.641
99.937500                   8.640                8.640               8.640               8.639               8.639
99.953125                   8.638                8.638               8.637               8.637               8.636
99.968750                   8.636                8.635               8.635               8.634               8.634
99.984375                   8.633                8.633               8.632               8.632               8.631
100.000000                  8.631                8.631               8.630               8.629               8.629
100.015625                  8.629                8.628               8.628               8.627               8.626
100.031250                  8.627                8.626               8.625               8.624               8.623
100.046875                  8.624                8.624               8.623               8.622               8.621
100.062500                  8.622                8.621               8.620               8.619               8.618
100.078125                  8.620                8.619               8.618               8.617               8.616
100.093750                  8.617                8.616               8.615               8.614               8.613
100.109375                  8.615                8.614               8.613               8.612               8.611
100.125000                  8.613                8.612               8.611               8.609               8.608
100.140625                  8.611                8.609               8.608               8.607               8.605
100.156250                  8.608                8.607               8.606               8.604                8.60
100.171875                  8.606                8.605               8.603               8.602               8.600
100.187500                  8.604                8.602               8.601               8.599               8.598
100.203125                  8.601                8.600               8.598               8.597               8.595
100.218750                  8.599                8.598               8.596               8.594               8.593
100.234375                  8.597                8.595               8.594               8.592               8.590
100.250000                  8.595                8.593               8.591               8.590               8.588

------------------------------------------------------------------------------------------------------------------------
WAL                         11.00                10.49                9.98                9.55                9.08
Principal Window        Jul10 - Jan16        May10 - Apr15       Feb10 - Jun14       Dec09 - Oct13       Nov09 - Jan13
------------------------------------------------------------------------------------------------------------------------


CREDIT  |  FIRST
SUISSE  |  BOSTON                                                                                                              15


Vanderbilt Mortgage Finance, Inc.                              (LOGO Omitted)
Senior/Subordinated Pass-Through Certificates, Series 2002-C
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston Corporation.
===============================================================================


Collateral Pool Description
Summary
-----------------------------------------------------------------------------------------------------
 Initial Collateral:                                                $392,155,179.98
 Cut off Date of Tape:                                              10/25/02
 Number of loans:                                                   9,732
 Aggregate Original Principal Balance:                              $398,293,268.59
 Weighted Average Gross Coupon (Range):                             9.866% (5.500% - 21.000%)

 Average Unpaid Principal Balance:                                  $40,295.44
 Average Original Principal Balance:                                $40,926.15
 Minimum/Maximum Unpaid Principal Balance:                          $4,865.58/$262,818.36
 Minimum/Maximum Original Principal Balance:                        $5,211.17/$263,150.00

 Weighted Average Stated Rem. Term, PTD to Mat Date (Range):        220 (10 - 360)
 Weighted Average Age (Range):                                      3 (0 - 154)
 Weighted Average Original Term (Range)                             223 (12 - 360)
 Weighted Average Original LTV (Range): *                           82.23% (8.38% - 100.00%)

 Greatest Zip Code Concentration:                                   37876 (0.4%)
 Loan Count:                                                        34
 Balance:                                                           $1,554,526.59

 New Loans:                                                         $270,980,372.76 (69.10%)
 Used Loans:                                                        $79,164,453.65 (20.19%)
 Repo-Refi Loans                                                    $42,010,353.57 (10.71%)

 Double-wide homes                                                  $234,966,319.54 (59.92%)
 Single-wide homes                                                  $157,188,860.44 (40.08%)

 Land-home  mortgage                                                $57,231,971.57 (14.59%)
 Land-in-lieu                                                       $49,965,024.13 (12.74%)
 Manufactured home only contract                                    $284,958,184.28 (72.66%)

 Not Parked:                                                        $277,007,503.93 (70.64%)
 Parked:                                                            $115,147,676.05 (29.36%)
 Site Built:                                                        $4,162,555.90 (1.06%)

 Vanderbilt Originated:                                             $332,462,153.55 (86.32%)
 21st Century Originated                                            $53,628,278.79 (13.68%)

 Fixed Rate Collateral:                                             $391,482,472.75 (99.83%)
 Adjustable Rate Collateral:                                        $672,707.23 (0.17%)
-----------------------------------------------------------------------------------------------------



CREDIT  |  FIRST
SUISSE  |  BOSTON                                                                                                              16



Vanderbilt Mortgage Finance, Inc.                              (LOGO Omitted)
Senior/Subordinated Pass-Through Certificates, Series 2002-C
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston Corporation.
===============================================================================




                            Geographical Distribution of Manufactured Homes as of Origination

                                      Number of             Aggregate Principal
                                   Contracts as of       Balance Outstanding as of
  Location                           Cut-off Date              Cut-off Date               Percent of Total Balance
--------------------------------------------------------------------------------------------------------------------
  Alabama                                225                   $8,372,671.92                         2.14%
  Arizona                                149                    6,794,139.38                         1.73
  Arkansas                               234                    9,543,715.88                         2.43
  California                             343                   15,371,664.21                         3.92
  Colorado                               143                    5,952,741.76                         1.52
  Connecticut                              1                       31,421.48                         0.01
  Delaware                                18                      958,382.50                         0.24
  Florida                                468                   19,790,312.32                         5.05
  Georgia                                185                    7,436,540.46                         1.90
  Idaho                                   18                      743,629.76                         0.19
  Illinois                                47                    1,960,830.05                         0.50
  Indiana                                131                    5,133,069.95                         1.31
  Iowa                                    37                    1,285,778.11                         0.33
  Kansas                                  54                    2,094,769.06                         0.53
  Kentucky                               600                   24,213,385.66                         6.17
  Louisiana                              340                   12,721,004.49                         3.24
  Maine                                    3                      154,474.01                         0.04
  Maryland                                17                      610,053.40                         0.16
  Massachusetts                            2                       81,201.25                         0.02
  Michigan                               211                    8,954,921.09                         2.28
  Minnesota                               59                    2,264,353.31                         0.58
  Mississippi                            213                    6,934,355.07                         1.77
  Missouri                               207                    7,101,295.73                         1.81
  Montana                                 14                      482,965.14                         0.12
  Nebraska                                14                      509,383.65                         0.13
  Nevada                                   6                      310,945.62                         0.08
  New Hampshire                            2                       90,532.09                         0.02
  New Jersey                               4                      216,330.79                         0.06
  New Mexico                              81                    2,939,023.44                         0.75
  New York                                38                    1,783,695.38                         0.45
  North Carolina                       1,101                   48,165,509.23                        12.28
  North Dakota                             9                      385,855.10                         0.10
  Ohio                                   166                    6,285,894.12                         1.60
  Oklahoma                               221                    8,332,867.39                         2.12
  Oregon                                  36                    1,407,783.57                         0.36
  Pennsylvania                            84                    3,065,126.03                         0.78
  South Carolina                         500                   20,130,414.29                         5.13
  South Dakota                            20                      734,422.98                         0.19
  Tennessee                            1,402                   56,464,334.00                        14.40
  Texas                                1,704                   65,258,692.75                        16.64
  Utah                                    10                      466,710.00                         0.12
  Vermont                                  2                      116,022.63                         0.03
  Virginia                               445                   19,481,088.99                         4.97
  Washington                              31                    1,446,811.53                         0.37
  Washington DC                            1                       66,528.83                         0.02
  West Virginia                           82                    3,299,051.01                         0.84
  Wisconsin                               14                      433,877.11                         0.11
  Wyoming                                 40                    1,776,603.46                         0.45
--------------------------------------------------------------------------------------------------------------------
  Total:                               9,732                 $392,155,179.98                       100.00%


CREDIT  |  FIRST
SUISSE  |  BOSTON                                                                                                              17


Vanderbilt Mortgage Finance, Inc.                              (LOGO Omitted)
Senior/Subordinated Pass-Through Certificates, Series 2002-C
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston Corporation.
===============================================================================



                                                Origination of Contracts

                                              Number of             Aggregate Principal
                                           Contracts as of       Balance Outstanding as of
  Years of Originations of Contracts         Cut-off Date              Cut-off Date              Percent of Total Balance
---------------------------------------------------------------------------------------------------------------------------
  1989                                             2                       $12,667.93                     0.00%
  1990                                             3                        19,939.95                     0.01
  1991                                            10                       115,907.52                     0.03
  1992                                            16                       172,160.27                     0.04
  1993                                             9                       125,766.30                     0.03
  1994                                             1                         6,606.90                     0.00
  1995                                             1                         7,484.03                     0.00
  1996                                             1                        44,591.46                     0.01
  1997                                             5                       187,955.85                     0.05
  1998                                            31                     1,386,437.23                     0.35
  1999                                            36                     1,559,341.21                     0.40
  2000                                            45                     1,302,519.56                     0.33
  2001                                           101                     3,996,582.86                     1.02
  2002                                         9,471                   383,217,218.91                    97.72
---------------------------------------------------------------------------------------------------------------------------
  Total:                                       9,732                  $392,155,179.98                   100.00%


                                              Remaining Months to Maturity

                                              Number of             Aggregate Principal
                                           Contracts as of       Balance Outstanding as of
  Remaining Months to Maturity               Cut-off Date              Cut-off Date              Percent of Total Balance
----------------------------------------------------------------------------------------------------------------------------
  1-60                                            230                  $2,410,596.80                     0.61%
  61 - 120                                      1,523                  34,728,435.74                     8.86
  121 - 180                                     2,824                  90,320,677.94                    23.03
  181 - 240                                     3,446                 155,273,307.31                    39.59
  241 - 300                                     1,062                  65,994,086.64                    16.83
  301 - 360                                       647                  43,428,075.55                    11.07
-----------------------------------------------------------------------------------------------------------------------------
  Total:                                        9,732                $392,155,179.98                  100.00%


CREDIT  |  FIRST
SUISSE  |  BOSTON                                                                                                              18


Vanderbilt Mortgage Finance, Inc.                              (LOGO Omitted)
Senior/Subordinated Pass-Through Certificates, Series 2002-C
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston Corporation.
===============================================================================


                                Distribution of Original Contract Amounts

                                              Number of             Aggregate Principal
                                           Contracts as of       Balance Outstanding as of
  Distribution of Original Amounts           Cut-off Date              Cut-off Date              Percent of Total Balance
----------------------------------------------------------------------------------------------------------------------------
  $0.01 - $10,000.00                              142                   $1,080,055.65                       0.28%
  $10,000.01 - $20,000.00                       1,004                   15,238,161.51                       3.89
  $20,000.01 - $30,000.00                       2,105                   52,326,757.02                      13.34
  $30,000.01 - $40,000.00                       2,383                   81,555,042.64                      20.80
  $40,000.01 - $50,000.00                       1,466                   64,517,025.06                      16.45
  $50,000.01 - $60,000.00                       1,002                   54,089,637.65                      13.79
  $60,000.01 - $70,000.00                         737                   47,090,924.46                      12.01
  $70,000.01 - $80,000.00                         401                   29,490,340.31                       7.52
  $80,000.01 - $90,000.00                         226                   18,912,578.77                       4.82
  $90,000.01 - $100,000.00                        137                   12,830,439.81                       3.27
  $100,000.01 - $110,000.00                        62                    6,387,307.86                       1.63
  $110,000.01 - $120,000.00                        37                    4,188,472.93                       1.07
  $120,000.01 - $130,000.00                         8                      988,707.86                       0.25
  $130,000.01 - $140,000.00                        12                    1,623,613.31                       0.41
  $140,000.01 - $150,000.00                         3                      435,456.65                       0.11
  $150,000.01 - $160,000.00                         1                      153,813.72                       0.04
  $160,000.01 - $170,000.00                         1                      160,992.25                       0.04
  $170,000.01 - $180,000.00                         1                      172,812.61                       0.04
  $190,000.01 - $200,000.00                         1                      199,275.49                       0.05
  $210,000.01 - $220,000.00                         1                      213,750.00                       0.05
  $230,000.01 - $240,000.00                         1                      237,196.06                       0.06
  $260,000.01 - $270,000.00                         1                      262,818.36                       0.07
----------------------------------------------------------------------------------------------------------------------------
  Total:                                        9,732                 $392,155,179.98                    100.00%

CREDIT  |  FIRST
SUISSE  |  BOSTON                                                                                                              19


Vanderbilt Mortgage Finance, Inc.                              (LOGO Omitted)
Senior/Subordinated Pass-Through Certificates, Series 2002-C
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston Corporation.
===============================================================================


                                      Distribution of Original Loan-to-Value Ratios

                                              Number of             Aggregate Principal
  Distribution of Original                 Contracts as of       Balance Outstanding as of
  Loan-to-Value Ratios                       Cut-off Date              Cut-off Date              Percent of Total Balance
----------------------------------------------------------------------------------------------------------------------------
  0.01% - 10.00%                                   1                      $68,590.16                       0.02%
  10.01% - 20.00%                                  8                       91,391.42                       0.02
  20.01% - 30.00%                                 21                      313,250.07                       0.08
  30.01% - 40.00%                                 76                    1,684,030.31                       0.43
  40.01% - 50.00%                                140                    4,170,396.46                       1.06
  50.01% - 60.00%                                381                   13,312,196.85                       3.39
  60.01% - 70.00%                              1,031                   42,536,882.19                      10.85
  70.01% - 80.00%                              1,643                   75,823,990.04                      19.34
  80.01% - 90.00%                              2,945                  117,234,090.75                      29.89
  90.01% - 100.00%                             3,486                  136,920,361.73                      34.91
----------------------------------------------------------------------------------------------------------------------------
  Total:                                       9,732                 $392,155,179.98                    100.00%



                                               Cut-off Date Contract Rates

                                              Number of             Aggregate Principal
                                           Contracts as of       Balance Outstanding as of
  Cut-off Date Contract Rates                Cut-off Date              Cut-off Date              Percent of Total Balance
-----------------------------------------------------------------------------------------------------------------------------
  5.001% - 6.000%                                  84            $6,256,565.43                             1.60%
  6.001% - 7.000%                                 325            23,647,025.43                             6.03
  7.001% - 8.000%                                 432            27,399,176.49                             6.99
  8.001% - 9.000%                               1,666            84,197,543.39                            21.47
  9.001% - 10.000%                              1,966            83,068,918.38                            21.18
  10.001% - 11.000%                             2,748            95,271,204.15                            24.29
  11.001% - 12.000%                             1,183            38,253,088.05                             9.75
  12.001% - 13.000%                               756            21,614,038.04                             5.51
  13.001% - 14.000%                               411             9,428,697.02                             2.40
  14.001% - 15.000%                               130             2,633,441.07                             0.67
  15.001% - 16.000%                                21               296,234.46                             0.08
  16.001% - 17.000%                                 6                53,704.77                             0.01
  17.001% - 18.000%                                 2                21,930.04                             0.01
  18.001% - 19.000%                                 1                 7,700.75                             0.00
  20.001% >=                                        1                 5,912.51                             0.00
-----------------------------------------------------------------------------------------------------------------------------
  Total:                                        9,732          $392,155,179.98                           100.00%





CREDIT  |  FIRST
SUISSE  |  BOSTON                                                                                                              20
